UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2010

KNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	000-32647	58-2424258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833

(Address of principal executive offices)

Registrant’s telephone number, including area code: (706) 645-8553

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item. 8.01	Other Events

On December 14th, 2010, Campbell B. Lanier, III, a member of the Board of Directors of Knology, Inc., adopted a stock trading plan in accordance with Rule 10b5-1 (the “Trading Plan”) of the Securities Exchange Act of 1934, as amended. The Trading Plan provides for sales of up to 371,000 shares of common stock on the terms and subject to the limitations set forth in the Trading Plan. The Trading Plan becomes effective on January 4, 2011 and will terminate on September 10, 2011, unless earlier terminated in accordance with the terms of the Trading Plan. The Trading Plan has been adopted during Knology’s open window for insider transactions.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.

	By:	/s/ Chad S. Wachter
Date: December 16, 2010		Chad S. Wachter General Counsel, Vice President and Secretary